UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2006 (October 30, 2006)

Chembio Diagnostics, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-30379	88-0425691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3661 Horseblock Road, Medford, NY 11763
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code (631) 924-1135

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On October 30, 2006, the Company issued a press release entitled “Chembio Diagnostics to Present at 2006 C.E. Unterberg, Towbin Life Sciences Conference on October 31, 2006.” The press release is attached as Exhibit 99.1 hereto.

On October 31, 2006, certain officers of the Company will deliver an investor presentation that will include communication comprised of slides furnished as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

On October 31, 2006, the Company issued a press release entitled “CORRECTING and REPLACING Chembio Diagnostics to Present at 2006 C.E. Unterberg, Towbin Life Sciences Conference on October 31, 2006.” The press release is attached as Exhibit 99.3 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing. This Current Report on Form 8-K does not constitute a determination of whether any information included herein is material.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release dated October 30, 2006
99.2	Investor Presentation for the Fourth Quarter of 2006
99.3	Press Release dated October 31, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 31, 2006    CHEMBIO DIAGNOSTICS, INC.

By:    /s/ Lawrence A. Siebert
Lawrence A. Siebert
Chief Executive Officer